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                    SPEIZMAN INDUSTRIES, INC.
               P.O. Box 31215, Charlotte, NC 28231
              Phone: 704/372-3751  Fax: 704/376-3153

COMPANY:  Jumberca                          TOTAL NO. PAGES   1

ATTN:     Mr. A.M. Pont                    If you do not receive the
                                           indicated number of pages,
FROM:     Bob Speizman                        please contact us at
                                                704/372-3751.
DATE:     August 22, 1995

SUBJECT:

FAX NO:   1862/95

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Dear Mr. Pont:

We have decided that we do not want to make an offer to continue our contract for the sweater machines after our contract expires on December 31, 1995.

We will certainly cooperate in every reasonable way to make the transition to your new agent as smooth as possible.

For market stability, we hope that you and your new agent can assist us in disposing of our inventory of new Jumberca sweater and fabric machines.

All of us at Speizman appreciate the time we have worked together and wish you the best for the future.

Sincerely,

(Signature appears here)